Exhibit 99.1

NEWS RELEASE

PARSLEY ENERGY ANNOUNCES JANUARY 12, 2021 SPECIAL MEETING TO APPROVE MERGER WITH

PIONEER NATURAL RESOURCES

AUSTIN, Texas, December 3, 2020 – Parsley Energy, Inc. (NYSE: PE) (“Parsley,” “Parsley Energy,” or the “Company”) today announced that the special meeting of stockholders of Parsley Energy, Inc. (the “Parsley special meeting”) to approve the pending combination with Pioneer Natural Resources Company (NYSE: PXD) (“Pioneer”) is scheduled to take place on January 12, 2021 at 9:00 am Central Time. The record date for Parsley stockholders entitled to vote at the Parsley special meeting is the close of business on December 7, 2020.

Parsley Energy expects to file its definitive proxy statement with the U.S. Securities and Exchange Commission and begin mailing the definitive proxy statement to the Company’s stockholders in early December 2020. The definitive proxy statement will be available on the “Investors” section of the company’s website, as well as www.sec.gov.

As announced on October 20, 2020, Parsley Energy entered into a definitive agreement under which Pioneer will acquire all of the outstanding shares of Parsley in an all-stock transaction valued at approximately $4.5 billion as of October 19, 2020. Under the terms of the agreement, Parsley stockholders will receive a fixed exchange ratio of 0.1252 shares of Pioneer common stock for each share of Parsley common stock owned. The Parsley board unanimously recommends that Parsley stockholders vote “FOR” the Parsley merger proposal.

Parsley stockholders who need assistance in completing the proxy card, require additional copies of the proxy materials, or have questions regarding the special meeting may contact Parsley’s proxy solicitor, MacKenzie Partners, Inc., by phone at (212) 929-5500 or (800) 322-2885, or by email at proxy@mackenziepartners.com.

About Parsley Energy, Inc.

Parsley Energy, Inc. is an independent oil and natural gas company focused on the acquisition, development, exploration, and production of unconventional oil and natural gas properties in the Permian Basin. For more information, visit the Company’s website at www.parsleyenergy.com.

No Offer or Solicitation

This communication relates to a proposed business combination transaction (the “Transaction”) between Parsley and Pioneer. This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, in any jurisdiction, pursuant to the Transaction or otherwise, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Important Additional Information

The communication may be deemed to be solicitation material in respect of the proposed Transaction. The Transaction will be submitted to Parsley’s stockholders and Pioneer’s stockholders for their consideration. In connection with the Transaction, Pioneer filed a registration statement on Form S-4 with the U.S. Securities and Exchange Commission (“SEC”) containing a preliminary joint proxy statement of Parsley and Pioneer and a preliminary prospectus of Pioneer. The information in the registration statement on Form S-4 is not complete and may be changed. Parsley and Pioneer may also file other documents with the SEC regarding the Transaction. After the registration statement on Form S-4 is declared effective, the definitive joint proxy statement/prospectus will be sent to the stockholders of Pioneer and Parsley. This document is not a substitute for the registration statement and joint proxy statement/prospectus or any other documents that Pioneer or Parsley may file with the SEC or send to stockholders of Pioneer or Parsley in connection with the Transaction. INVESTORS AND SECURITY HOLDERS OF PARSLEY AND PIONEER ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND RELATED MATTERS.

Investors and security holders will be able to obtain free copies of the registration statement and the joint proxy statement/prospectus (when available) and all other documents filed or that will be filed with the SEC by Pioneer or Parsley through the website maintained by the SEC at http://www.sec.gov. Copies of documents filed with the SEC by Parsley will be made available free of charge on Parsley’s website at http://www. Parsleyenergy.com, under the heading “SEC Filings,” or by directing a request to Investor Relations, Parsley Energy, Inc., 303 Colorado Street, Austin, TX 78701, Tel. No. (512) 505-5199. Copies of documents filed with the SEC by Pioneer will be made available free of charge on Pioneer’s website at http://www.investors.pxd.com, or by directing a request to Investor Relations, Pioneer, 777 Hidden Ridge, Irving, Texas 75038, Tel. No. (972) 444-9001.

Participants in the Solicitation

Pioneer, Parsley and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect to the Transaction.

Information regarding Parsley’s directors and executive officers is contained in the proxy statement for Parsley’s 2020 Annual Meeting of Stockholders filed with the SEC on May 21, 2020, and certain of its Current Reports on Form 8-K. You can obtain free copies of these documents at the SEC’s website at http://www.sec.gov or by accessing Parsley’s website at http://www.parsleyenergy.com. Information regarding Pioneer’s executive officers and directors is contained in the proxy statement for the Pioneer’s 2020 Annual Meeting of Stockholders filed with the SEC on May 21, 2020, and certain of its Current Reports on Form 8-K. You can obtain free copies of these documents at the SEC’s website at www.sec.gov or by accessing the Pioneer’s website at http://www.investors.pxd.com.

Investors may obtain additional information regarding the interests of those persons and other persons who may be deemed participants in the Transaction by reading the joint proxy statement/prospectus regarding the Transaction when it becomes available. You may obtain free copies of this document as described above.

Forward-Looking Statements and Cautionary Statements

The foregoing contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act 1934, as amended. All statements, other than statements of historical fact, included in this communication that address activities, events or developments that Pioneer or Parsley expects, believes or anticipates will or may occur in the future are forward-looking statements. Words such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “create,” “intend,” “could,” “may,” “foresee,” “plan,” “will,” “guidance,” “look,” “outlook,” “goal,” “future,” “assume,” “forecast,” “build,” “focus,” “work,” “continue” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements include, but are not limited to, statements regarding the Transaction, pro forma descriptions of the combined company and its operations, integration and transition plans, synergies, opportunities and anticipated future performance. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. These include the expected timing and likelihood of completion of the Transaction, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the Transaction that could reduce anticipated benefits or cause the parties to abandon the Transaction, the ability to successfully integrate the businesses, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, the possibility that stockholders of Pioneer may not approve the issuance of new shares of common stock in the Transaction or that stockholders of Parsley may not approve the merger agreement, the risk that the parties may not be able to satisfy the conditions to the Transaction in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the Transaction, the risk that any announcements relating to the Transaction could have adverse effects on the market price of Pioneer’s common stock or Parsley’s common stock, the risk that the Transaction and its announcement could have an adverse effect on the ability of Pioneer and Parsley to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally, the risk the pending Transaction could distract management of both entities and they will incur substantial costs, the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, the risk that the combined company may be unable to achieve synergies or it may take longer than expected to achieve those synergies, the impact of reduced demand for Pioneer’s or Parsley’s products and products made from them due to governmental and societal actions taken in response to the COVID-19 pandemic; the uncertainties, costs and risks involved in Pioneer’s and Parsley’s operations, including as a result of employee misconduct; natural disasters, pandemics, epidemics (including COVID-19 and any escalation or worsening thereof) or other public health conditions and other important factors that could cause actual results to differ materially from those projected.

All such factors are difficult to predict and are beyond Pioneer’s or Parsley’s control, including those detailed in Pioneer’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on its website at http://www.investors.pxd.com and on the SEC’s website at http://www.sec.gov, and those detailed in Parsley’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on Parsley’s website http://www.parsleyenergy.com and on the SEC’s website at http://www.sec.gov. All forward-looking statements are based on assumptions that Pioneer or Parsley believe to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and Pioneer and Parsley undertake no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Investor Contacts:

Kyle Rhodes

Vice President - Investor Relations

or

Dan Guill

Investor Relations Analyst

ir@parsleyenergy.com

(512) 505-5199

Media and Public Affairs Contacts:

Kate Zaykowski

Manager - Public Affairs and Corporate Communications

media@parsleyenergy.com

(512) 220-7100

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